UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Effective December 12, 2012, the Registrant and Ruby Development Company ("RDC") executed an Extension Agreement (the “Agreement”, or the “extension”) to the Secured Promissory Note (the “Note”, or the “mortgage”) with RDC dated July 1, 2011, whereby the maturity date on the Note has been extended to June 30, 2013.  In consideration for the extension, the Registrant agreed to make a principal payment of $50,000 on or before December 30, 2012 which shall be applied towards the outstanding principal due on the Note.  Said principal payment was completed on December 27, 2012.  As of the date of this report, the outstanding balance due on the Ruby Mine mortgage is $1,774,822. The parties also mutually acknowledge that prospective federal tax law changes for the 2013 Tax Year could have substantial negative tax implications for RDC, and in consideration of this the Registrant has agreed to a "make whole" provision for any yet to be determined loss RDC might suffer related to the Note payoff as a result of any impending federal tax law changes.

In addition, RDC has further agreed to reduce monthly mortgage payments on the Note due on the Ruby Mine to $10,000 principal and interest for each of the three mortgage payments due and payable on January 1, 2013, February 1, 2013, and March 1, 2013.

All other terms and conditions of the original Note, as amended, shall remain in effect.

The above described executed Agreement is attached hereto and incorporated by reference as Exhibit 10.2

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

10.1
Secured Promissory Note and Security Agreement with Ruby Development Company dated July 1, 2011, as previously filed with the Registrant’s filing of Form 8-K, SEC file number 000-54213, filed on July 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.2	Secured Promissory Note Extension Agreement with Ruby Development Company dated December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: December 28, 2012